Exhibit 4.1

THIS CERTIFIES THAT

is the owner of

CUSIP

DATED

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

TerreStar Corporation (hereinafter, the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the

Certificate of Incorporation and by-laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COMMON STOCK

PAR VALUE $.01

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN

CANTON, MA AND JERSEY CITY, NJ

SEE REVERSE FOR CERTAIN DEFINITIONS

Certificate

Number

Shares

TERRESTAR CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Chief Executive Officer and President

Secretary

By

AUTHORIZED SIGNATURE

016570| 003590|127C|RESTRICTED||4|057-423

881451 10 8

<<Month Day, Year>>

* * 600620* * * * * *

* * * 600620* * * * *

* * * * 600620* * * *

* * * * * 600620* * *

* * * * * * 600620* *

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**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David

Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander

David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.

Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****

Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample

**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David

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David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.

Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****

Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

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* * * SIX HUNDRED THOUSAND

SIX HUNDRED AND TWENTY* * *

MR. SAMPLE & MRS. SAMPLE &

MR. SAMPLE & MRS. SAMPLE

NNNNN

ZQ 000000

Certificate Numbers

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

Total Transaction

Num/No.

123456

Denom.

123456

Total

1234567

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

PO BOX 43004, Providence, RI 02940-3004

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . .

TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . .

JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . .. . . . .

and not as tenants in common (Cust) (Minor)

under Uniform Transfers to Minors Act. . . . . . . . . .

(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

Shares

Attorney

Dated: 20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular,

without alteration or enlargement, or any change whatever.

(Cust) (Minor)

(State)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

TERRESTAR CORPORATION

The Corporation will furnish without charge to each stockholder of the Corporation who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,

Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING

WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK

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